Exhibit 99.1
NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION OTHER THAN THE UNITED KINGDOM WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION
FOR IMMEDIATE RELEASE
1 October 2021
RECOMMENDED FINAL CASH OFFER
for
Vectura Group plc ("Vectura")
by
PMI Global Services Inc. ("PMI Bidder")
a wholly owned direct subsidiary of Philip Morris International Inc. ("PMI")
Offer extended
1. Update on Offer
On 16 August 2021, the Vectura Directors unanimously recommended the final cash offer by PMI Bidder for the entire issued and to be issued share capital of Vectura at a price of 165 pence per Vectura Share ("Offer"). The offer document in respect of the Offer was posted on 16 August 2021 ("Offer Document").
PMI and PMI Bidder further announced on 19 August 2021 that PMI had acquired in the market, in the aggregate, 174,804,443 Vectura Shares at 165 pence per Vectura Share, representing approximately 28.47 per cent. of the Vectura Shares currently in issue.
On 16 September 2021, PMI and PMI Bidder announced that the Offer had become unconditional in all respects.
As at 1.00 pm on 30 September 2021, valid acceptances of the Offer had been received in respect of 419,849,226 Vectura Shares representing approximately 68.39 per cent. of the Vectura Shares currently in issue.
PMI and PMI Bidder have therefore acquired or received valid acceptances of the Offer in respect of 594,653,669 Vectura Shares in aggregate, representing approximately 96.86 per cent. of the Vectura Shares currently in issue.
2. Delisting, cancellation of trading, re-registration and compulsory acquisition
Vectura Shareholders are reminded that on 20 September 2021, PMI, PMI Bidder and Vectura announced that the notice period for cancellation of the trading of Vectura Shares on the London Stock Exchange's Main Market had commenced and the cancellation is expected to take effect from 8.00 am on 19 October 2021. As soon as reasonably practicable after delisting and cancellation of trading occurs, it is intended that Vectura will be re-registered as a private limited company.
As set out in paragraph 11 of Part 1A of the Offer Document, having received acceptances under the Offer in respect of, and/or otherwise acquired, both 90 per cent. or more in value of Vectura Shares to

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which the Offer relates and 90 per cent. or more of the voting rights carried by those shares, PMI Bidder intends, as soon as practicable, to exercise its rights pursuant to sections 974 to 991 of the Companies Act to acquire compulsorily Vectura Shares in respect of which acceptances have not then been received.
3. Offer extension
PMI and PMI Bidder are pleased to announce that the Offer has been extended and will remain open for acceptance until further notice. At least 14 days' notice will be given by an announcement before the Offer is closed.
Forms of Acceptance not yet returned should be completed and returned in accordance with the instructions set out in the Offer Document and in the Form of Acceptance so as to be received as soon as possible.
Vectura Shareholders who have not yet accepted the Offer are urged to do so as soon as possible.
Capitalised terms used but not defined in this announcement have the meaning given to them in the Offer Document.
Enquiries:

PMI Bidder
Investor Relations	Tel: +41 (0)58 242 4666 (Lausanne) Tel: +1 (917) 663 2233 (New York)
Global Communications	Tel: +41 (0)58 242 4500
David Fraser (International press enquiries)
Corey Henry (US press enquiries)
BofA Securities, as Financial Adviser to PMI Bidder	Tel: +44 (0)20 7628 1000
Christina Dix
Geoff Iles
James Machin
Jack Williams
Sanctuary Counsel, PR Adviser to PMI	Tel: +44 (0)20 8194 3180
Ben Ullmann
Robert Morgan
Foxcroft Consulting, PR Adviser to PMI	Tel: +1 212 300 4929

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Hilary Lefebvre
DLA Piper UK LLP is retained as legal adviser to PMI and PMI Bidder.
Important Notices
Merrill Lynch International ("BofA Securities"), a subsidiary of Bank of America Corporation, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority (''PRA'') in the United Kingdom, is acting exclusively for PMI in connection with the matters set out in this announcement and for no one else and will not be responsible to anyone other than PMI for providing the protections afforded to its clients or for providing advice in relation to the subject matter of this announcement or any other matters referred to in this announcement.
Further Information
This announcement is for information purposes only and does not constitute an offer to sell or an invitation to purchase any securities or the solicitation of an offer to buy any securities, pursuant to the Offer or otherwise.
The Offer shall be made solely by means of the Offer Document which, together with the Form of Acceptance, shall contain the full terms and conditions of the Offer, including details of how to vote in respect of the Offer.
This announcement has been prepared for the purpose of complying with English law and the Takeover Code and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside England and Wales.
Vectura Shareholders are urged to read the Offer Document because it contains important information relating to the Offer. A copy of the Offer Document can be found on www.PMI.com.
This announcement does not constitute a prospectus or prospectus exempted document.
Overseas Shareholders
The release, publication or distribution of this announcement in or into certain jurisdictions other than the United Kingdom may be restricted by law. Persons who are not resident in the United Kingdom or who are subject to other jurisdictions should inform themselves of, and observe, any applicable requirements.
Unless otherwise determined by PMI Bidder or required by the Takeover Code, and permitted by applicable law and regulation, the Offer shall not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Offer by any such use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this announcement and all documents relating to the Offer are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction, and persons receiving this announcement and all documents relating to the Offer (including custodians, nominees and trustees) must not mail or otherwise distribute or send them in, into or from such jurisdictions where to do so would violate the laws in that jurisdiction.

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The availability of the Offer to Vectura Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom should inform themselves of, and observe, any applicable requirements.
The Offer shall be subject to the applicable requirements of the Takeover Code, the Panel, the London Stock Exchange and the Financial Conduct Authority.
Additional information for US investors
The Offer is being made for securities of a UK company and Vectura Shareholders in the United States should be aware that this announcement and any other documents relating to the Offer have been or will be prepared in accordance with the Takeover Code and UK disclosure requirements, format and style, all of which differ from those in the United States. Vectura's financial statements, and all financial information that is included in this announcement, the Offer Document, or any other documents relating to the Offer, have been or will be prepared in accordance with IFRS and may not be comparable to financial statements of companies in the United States or other companies whose financial statements are prepared in accordance with US generally accepted accounting principles.
The Offer is being made in the United States pursuant to applicable US tender offer rules and securities laws, including any applicable exemptions under the US Securities Exchange Act of 1934 (the "US Exchange Act"), and otherwise in accordance with the requirements of English law, the Takeover Code, the Panel, the London Stock Exchange and the FCA. The Offer will be made in the United States by PMI Bidder and no one else. Accordingly, the Offer will be subject to disclosure and other procedural requirements, including with respect to withdrawal rights, settlement procedures and timing of payments that are different from those applicable under United States domestic tender offer procedures and laws. US investors should closely read the Offer Document for further details. In particular, US investors should note that once the Offer is declared unconditional in all respects, PMI Bidder will accept all Vectura Shares that have by that time been validly tendered in acceptance of the Offer and will, in accordance with the Takeover Code, pay for all such accepted Vectura Shares within 14 calendar days of such date, rather than the three trading days that US investors may be accustomed to in US domestic tender offers. Similarly, if the Offer is terminated or withdrawn, all documents of title will be returned to shareholders within 14 calendar days of such termination or withdrawal. Notwithstanding the foregoing, PMI Bidder will, to the extent practicable, pay for or return tendered Vectura Shares within seven to ten calendar days from the relevant date.
Neither the SEC nor any US state securities commission has approved or disapproved the Offer or passed upon the adequacy or completeness of this announcement or the Offer Document. It may be difficult for US holder of Vectura securities to enforce their rights under any claim arising out of the US federal securities laws, since Vectura is located outside of the United States, and some or all of its officers and directors may be resident outside the United States.
In accordance with the normal UK practice, PMI Bidder or a member of the PMI Group or their respective nominees, or their brokers (acting as agents), may, from time to time, make certain purchases of, or arrangements to purchase Vectura Shares outside of the United States, other than pursuant to the Offer, until the date on which the Offer becomes effective, lapses or is otherwise withdrawn. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases will be disclosed, as required in the UK, will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com. To the extent that such information is required to be

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publicly disclosed in the UK in accordance with applicable regulatory requirements, this information will as applicable also be publicly disclosed in the United States.

In accordance with, and to the extent permitted by, the Takeover Code, normal UK market practice and Rule 14e-5 under the US Exchange Act, BofA Securities and their affiliates may continue to act as exempt principal traders in Vectura Shares on the London Stock Exchange and will engage in certain other purchasing activities consistent with their respective normal and usual practice and applicable law, including Rule 14e-5 under the US Exchange Act. To the extent required to be disclosed in accordance with applicable regulatory requirements, information about any such purchases will be disclosed on a next day basis to the Panel and will be available from any Regulatory Information Service, including the Regulatory News Service on the London Stock Exchange website www.londonstockexchange.com. To the extent that such information is required to be publicly disclosed in the UK in accordance with applicable regulatory requirements, this information will as applicable also be publicly disclosed in the United States.
Forward-Looking Statements
This announcement (including information incorporated by reference in this announcement), oral statements made regarding the Offer, and other information published by PMI Bidder or any member of the PMI Group contain statements which are, or may be deemed to be, "forward-looking statements". Such forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which PMI Bidder or any member of the PMI Group shall operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements.
The forward-looking statements contained in this announcement relate to PMI Bidder or any member of the PMI Group's future prospects, developments and business strategies, the expected timing and scope of the Offer and other statements other than historical facts. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms "believes", "estimates", "will look to", "would look to", "plans", "prepares", "anticipates", "expects", "is expected to", "is subject to", "budget", "scheduled", "forecasts", "synergy", "strategy", "goal", "cost-saving", "projects" "intends", "may", "will", "shall" or "should" or their negatives or other variations or comparable terminology. Forward-looking statements may include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, dividend policy, losses and future prospects; (ii) business and management strategies and the expansion and growth of PMI Bidder's or any member of the PMI Group's operations and potential synergies resulting from the Offer; and (iii) the effects of global economic conditions and governmental regulation on PMI Bidder's or any member of the PMI Group's respective businesses.
By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that may occur in the future. These events and circumstances include changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates, future business combinations or disposals, and any epidemic, pandemic or disease outbreak. If any one or more of these risks or uncertainties materialises or if any one or more of the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected. Such forward-looking statements should therefore be construed in the light of such factors.

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Neither PMI Bidder or any member of the PMI Group, nor any of their respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this announcement shall actually occur. Given these risks and uncertainties, potential investors should not place any reliance on forward-looking statements.
Specifically, statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. Due to the scale of the Vectura Group, there may be additional changes to the Vectura Group's operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated.
The forward-looking statements speak only at the date of this announcement. All subsequent oral or written forward-looking statements attributable to any member of the PMI Group, or any of their respective associates, directors, officers, employees or advisers, are expressly qualified in their entirety by the cautionary statement above.
The PMI Group and PMI Bidder expressly disclaim any obligation to update such statements other than as required by law or by the rules of any competent regulatory authority, whether as a result of new information, future events or otherwise.
Disclosure requirements of the Takeover Code
Under Rule 8.3(a) of the Takeover Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8 3(b) of the Takeover Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.

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If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they shall be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel's website at http://www.thetakeoverpanel.org.uk/, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.
Electronic communications
Please be aware that addresses, electronic addresses and certain information provided by Vectura Shareholders, persons with information rights and other relevant persons for the receipt of communications from Vectura may be provided to PMI Bidder during the Offer Period as requested under Section 4 of Appendix 4 of the Takeover Code to comply with Rule 2.11(c) of the Takeover Code.
Publication on website
A copy of this announcement shall be made available, subject to certain restrictions relating to persons resident in Restricted Jurisdictions, on PMI's website at www.PMI.com by no later than 12 noon (London time) on the business day following the date of this announcement. For the avoidance of doubt, the contents of this website are not incorporated into and do not form part of this announcement.
Rounding
Certain figures included in this announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.
General
If sufficient acceptances are received, PMI Bidder intends to exercise its rights to apply the provisions of Chapter 3 of Part 28 of the Companies Act so as to acquire compulsorily the remaining Vectura Shares in respect of which the Takeover Offer has not been accepted.
Investors should be aware that PMI Bidder may purchase Vectura Shares otherwise than under any Takeover Offer or the Scheme such as pursuant to privately negotiated purchases.
If you are in any doubt about the contents of this announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor or independent financial adviser duly authorised under the Financial Services and Markets Act 2000 (as amended) if you are resident in the United Kingdom or, if not, from another appropriate authorised independent financial adviser.

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